UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

August 8, 2011

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
1-7810	Energen Corporation	Alabama	63-0757759

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

Energen Corporation has updated its approximated net undeveloped acreage positions and potential net well locations in the 3rd Bone Spring, Avalon shale, and Wolfberry plays in the Permian Basin to reflect year-to-date drilling activity and the acquisition of properties and unproved leasehold in and around its existing acreage.

Play	Net Undeveloped Acres	Potential Net Wells
3rd Bone Spring	74,000	230 on 320-acre spacing
Avalon	110,000	340 on 320-acre spacing
Wolfberry	26,000	650 on 40-acre spacing

The aforementioned information will be disclosed at various investor meetings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION

August 8, 2011	By	/s/ Russell E. Lynch, Jr.
Russell E. Lynch, Jr. Vice President and Controller Energen Corporation